UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21132

Short-Term U.S. Government Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Short-Term U.S. Government Portfolio

April 30, 2018

Portfolio of Investments (Unaudited)

Mortgage Pass-Throughs — 14.0%
Security	Principal Amount (000’s omitted)		Value
Federal Home Loan Mortgage Corp.:
2.003%, (COF + 1.25%), with maturity at 2018(1)	$2		$2,388
2.027%, (COF + 1.25%), with maturity at 2025(1)	142		143,497
2.665%, (COF + 1.92%), with maturity at 2022(1)	8		7,790
2.857%, (COF + 1.25%), with maturity at 2035(1)	1,449		1,491,371
2.933%, (COF + 2.25%), with maturity at 2025(1)	362		373,387
3.146%, (1 yr. CMT + 2.12%), with maturity at 2020(1)	5		5,401
3.193%, (1 yr. CMT + 1.98%), with maturity at 2034(1)	2,815		2,937,892
3.36%, (COF + 1.25%), with maturity at 2032(1)	310		308,653
3.431%, (1 yr. CMT + 2.26%), with maturity at 2035(1)	5,169		5,442,595
3.479%, (1 yr. CMT + 2.23%), with maturity at 2036(1)	2,025		2,130,265
3.534%, (1 yr. CMT + 2.24%), with maturity at 2038(1)	1,927		2,030,254
3.551%, (1 yr. CMT + 2.34%), with maturity at 2036(1)	2,068		2,169,588
3.633%, (1 yr. CMT + 2.28%), with maturity at 2023(1)	346		350,103
3.771%, (COF + 1.25%), with maturity at 2034(1)	105		111,894
3.815%, (COF + 1.25%), with maturity at 2029(1)	88		86,969
4.058%, (COF + 2.28%), with maturity at 2037(1)	1,607		1,682,725
4.192%, (5 yr. CMT + 2.52%), with maturity at 2032(1)	342		348,446
4.41%, (COF + 1.25%), with maturity at 2030(1)	434		460,834
4.50%, with various maturities to 2035	847		879,649
4.672%, (COF + 1.25%), with maturity at 2033(1)	1,763		1,829,744
5.00%, with various maturities to 2018	35		34,703
5.50%, with maturity at 2018	0	(2)	167
6.00%, with maturity at 2029	271		296,939
7.00%, with various maturities to 2035	616		691,989
8.00%, with various maturities to 2025	5		5,354
			$23,822,597
Federal National Mortgage Association:
2.003%, (COF + 1.25%), with maturity at 2033(1)	$323		$326,427
2.027%, (COF + 1.25%), with various maturities to 2037(1)	596		601,224
2.153%, (COF + 1.25%), with maturity at 2038(1)	276		278,111
2.487%, (COF + 1.25%), with maturity at 2020(1)	27		26,712
2.572%, (COF + 1.80%), with maturity at 2029(1)	4		3,937
2.712%, (COF + 1.25%), with maturity at 2036(1)	163		159,433
2.874%, (COF + 2.10%), with maturity at 2030(1)	278		284,038
2.924%, (COF + 2.21%), with maturity at 2030(1)	28		28,653
3.051%, (COF + 2.32%), with maturity at 2021(1)	50		50,696
3.14%, (COF + 1.25%), with maturity at 2034(1)	1,322		1,367,005
3.173%, (COF + 1.25%), with maturity at 2036(1)	431		427,963
3.238%, (1 yr. CMT + 2.12%), with maturity at 2033(1)	572		600,838
3.375%, (1 yr. CMT + 2.14%), with maturity at 2037(1)	1,670		1,746,391
3.419%, (1 yr. CMT + 2.25%), with maturity at 2033(1)	4,430		4,641,090
3.474%, (1 yr. CMT + 2.18%), with maturity at 2036(1)	517		543,915
3.475%, (1 yr. CMT + 2.15%), with maturity at 2040(1)	580		603,888

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
3.51%, (1 yr. CMT + 2.20%), with maturity at 2039(1)	$3,146	$3,312,179
3.533%, (COF + 1.25%), with maturity at 2034(1)	2,066	2,164,212
3.565%, (1 yr. CMT + 2.14%), with maturity at 2031(1)	1,321	1,349,954
3.59%, (COF + 2.35%), with maturity at 2026(1)	527	550,663
3.69%, (1 yr. USD LIBOR + 1.75%), with maturity at 2035(1)	1,482	1,556,531
3.707%, (COF + 1.25%), with maturity at 2035(1)	667	697,018
3.73%, (1 yr. CMT + 2.44%), with maturity at 2038(1)	916	965,536
3.732%, (COF + 1.79%), with maturity at 2036(1)	1,166	1,237,581
3.787%, (COF + 1.78%), with maturity at 2035(1)	572	607,576
3.817%, (COF + 1.25%), with maturity at 2036(1)	108	109,598
3.927%, (COF + 1.25%), with maturity at 2034(1)	1,268	1,322,842
3.975%, (1 yr. CMT + 2.48%), with maturity at 2019(1)	66	65,663
3.994%, (COF + 1.74%), with maturity at 2035(1)	895	929,874
4.013%, (COF + 1.84%), with maturity at 2021(1)	60	61,057
4.107%, (COF + 1.25%), with maturity at 2033(1)	494	515,304
4.169%, (COF + 1.81%), with maturity at 2034(1)	463	491,810
4.175%, (1 yr. USD LIBOR + 1.80%), with maturity at 2034(1)	804	841,459
4.176%, (COF + 1.85%), with maturity at 2021(1)	108	109,709
4.665%, (COF + 1.49%), with maturity at 2029(1)	717	762,324
4.741%, (COF + 1.87%), with maturity at 2034(1)	692	720,938
4.90%, (COF + 1.73%), with maturity at 2034(1)	357	379,422
5.00%, with various maturities to 2019	109	110,082
6.00%, with various maturities to 2031	429	466,072
6.322%, (COF + 2.00%, Floor 6.32%), with maturity at 2032(1)	170	182,988
7.00%, with maturity at 2035	2,873	3,238,642
8.00%, with maturity at 2034	536	600,644
		$35,039,999
Government National Mortgage Association:
3.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(1)	$362	$367,473
4.50%, with maturity at 2047	11,464	11,883,473
5.00%, with various maturities to 2048	28,008	29,489,275
8.25%, with maturity at 2020	17	16,967
		$41,757,188

Total Mortgage Pass-Throughs (identified cost $100,368,576)		$100,619,784

14	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Collateralized Mortgage Obligations — 81.2%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 1395, Class F, 1.466%, (COF + 0.65%), 10/15/22(3)	$16	$15,708
Series 2135, Class JZ, 6.00%, 3/15/29	885	960,206
Series 3866, Class DF, 3.347%, (1 mo. USD LIBOR + 1.45%), 5/15/41(3)	2,325	2,397,703
Series 4177, Class MP, 2.50%, 3/15/43	742	677,218
Series 4180, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 1/15/43(3)	5,939	5,957,637
Series 4204, Class AF, 2.887%, (1 mo. USD LIBOR + 1.00%), 5/15/43(3)	2,855	2,860,331
Series 4223, Class NF, 2.837%, (1 mo. USD LIBOR + 0.95%), 7/15/43(3)	7,318	7,425,983
Series 4299, Class JG, 2.50%, 7/15/43	5,401	5,269,706
Series 4337, Class YT, 3.50%, 4/15/49	2,684	2,640,670
Series 4385, Class SC, 4.931%, (9.333% - 1 mo. USD LIBOR x 2.333), 9/15/44(4)	110	87,067
Series 4389, Class CA, 3.00%, 9/15/44	6,658	6,477,810
Series 4407, Class LN, 4.924%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(4)	78	68,998
Series 4448, Class AF, 2.887%, (1 mo. USD LIBOR + 1.00%), 5/15/43(3)	12,018	12,154,458
Series 4495, Class JA, 3.50%, 5/15/45	2,586	2,557,071
Series 4584, Class PM, 3.00%, 5/15/46	2,836	2,820,238
Series 4594, Class FM, 2.887%, (1 mo. USD LIBOR + 1.00%), 6/15/46(3)	1,763	1,779,034
Series 4608, Class TV, 3.50%, 1/15/55	2,678	2,614,644
Series 4619, Class KF, 2.637%, (1 mo. USD LIBOR + 0.75%), 6/15/39(3)	2,019	2,011,346
Series 4631, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 10/15/46(3)	2,098	2,129,038
Series 4637, Class QF, 2.887%, (1 mo. USD LIBOR + 1.00%), 4/15/44(3)	13,802	13,909,761
Series 4639, Class KF, 3.187%, (1 mo. USD LIBOR + 1.30%), 12/15/44(3)	11,791	12,001,357
Series 4645, Class CF, 2.887%, (1 mo. USD LIBOR + 1.00%), 3/15/44(3)	12,518	12,730,092
Series 4648, Class WF, 2.887%, (1 mo. USD LIBOR + 1.00%), 1/15/47(3)	1,395	1,415,927
Series 4678, Class PC, 3.00%, 1/15/46	8,447	8,354,277
Series 4681, Class JZ, 2.50%, 5/15/47	1,223	1,133,932
Series 4681, Class MF, 2.887%, (1 mo. USD LIBOR + 1.00%), 5/15/47(3)	2,424	2,441,532
Series 4700, Class UF, 2.887%, (1 mo. USD LIBOR + 1.00%), 4/15/47(3)	7,270	7,333,048
Series 4703, Class TZ, 4.00%, 7/15/47	346	336,485
Series 4717, Class PF, 2.897%, (1 mo. USD LIBOR + 1.00%), 8/15/47(3)	12,631	12,655,898

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 4731, Class FQ, 2.887%, (1 mo. USD LIBOR + 1.00%), 11/15/47(3)	$3,534	$3,552,075
Series 4735, Class F, 2.887%, (1 mo. USD LIBOR + 1.00%), 12/15/47(3)	9,452	9,491,505
Series 4746, Class CZ, 4.00%, 11/15/47	2,243	2,192,737
Series 4749, Class HF, 2.887%, (1 mo. USD LIBOR + 1.00%), 1/15/48(3)	8,949	8,978,557
Series 4751, Class ZC, 4.00%, 11/15/47	1,831	1,798,982
Series 4754, Class FJ, 2.887%, (1 mo. USD LIBOR + 1.00%), 4/15/44(3)	9,771	9,836,293
Series 4754, Class FK, 2.887%, (1 mo. USD LIBOR + 1.00%), 1/15/54(3)	16,202	16,277,345
Series 4767, Class FK, 2.887%, (1 mo. USD LIBOR + 1.00%), 3/15/48(3)	14,445	14,487,130
Series 4767, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 3/15/48(3)	4,775	4,788,561
Series 4768, Class JF, 2.887%, (1 mo. USD LIBOR + 1.00%), 2/15/48(3)	4,875	4,895,176
Series 4774, Class MH, 4.50%, 12/15/42	19,750	20,494,623
Series 4774, Class QD, 4.50%, 1/15/43	9,888	10,257,308
Series 4775, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 2/15/48(3)	5,116	5,118,937
Series 4776, Class C, 4.50%, 3/15/43	19,938	20,691,958
Series 4777, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 4/15/48(3)	11,597	11,598,014
Interest Only:(5)
Series 3030, Class SL, 4.203%, (6.10% - 1 mo. USD LIBOR), 9/15/35(4)	2,900	416,613
Series 3114, Class TS, 4.753%, (6.65% - 1 mo. USD LIBOR), 9/15/30(4)	6,958	778,363
Series 3339, Class JI, 4.693%, (6.59% - 1 mo. USD LIBOR), 7/15/37(4)	2,348	356,448
Series 3872, Class NI, 5.50%, 12/15/21	2,317	127,640
Series 4088, Class EI, 3.50%, 9/15/41	3,917	643,454
Series 4094, Class CS, 4.103%, (6.00% - 1 mo. USD LIBOR), 8/15/42(4)	4,432	752,574
Series 4109, Class SA, 4.303%, (6.20% - 1 mo. USD LIBOR), 9/15/32(4)	3,280	504,002
Series 4212, Class SA, 4.303%, (6.20% - 1 mo. USD LIBOR), 7/15/38(4)	7,770	655,363
Series 4452, Class SP, 4.303%, (6.20% - 1 mo. USD LIBOR), 10/15/43(4)	5,002	743,336
Series 4497, Class CS, 4.303%, (6.20% - 1 mo. USD LIBOR), 9/15/44(4)	3,663	719,436
Series 4507, Class EI, 4.00%, 8/15/44	11,731	2,190,422
Series 4507, Class MI, 3.50%, 8/15/44	4,858	915,747
Series 4520, Class PI, 4.00%, 8/15/45	24,059	3,878,964
Series 4549, Class DS, 4.003%, (5.90% - 1 mo. USD LIBOR), 8/15/45(4)	9,168	1,708,349

15	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 4637, Class IP, 3.50%, 4/15/44	$3,441	$573,130
Series 4653, Class PI, 3.50%, 7/15/44	4,159	654,842
Series 4672, Class LI, 3.50%, 1/15/43	4,214	629,688
Series 4676, Class DI, 4.00%, 7/15/44	6,583	1,097,276
Series 4749, Class IL, 4.00%, 12/15/47	5,932	1,420,161
Series 4768, Class IO, 4.00%, 3/15/48	7,000	1,706,769
Series 4768, Class KI, 4.00%, 11/15/47	11,281	2,579,781
Series 4772, Class PI, 4.00%, 1/15/48	6,962	1,671,485
Series 4791, Class JI, 4.00%, 5/15/48	15,000	3,618,095
Principal Only:(6)
Series 213, Class PO, 0.00%, 6/1/31	3,100	2,733,226
Series 239, Class PO, 0.00%, 8/15/36	1,518	1,294,387
Series 246, Class PO, 0.00%, 5/15/37	3,428	3,088,497
Series 3072, Class WO, 0.00%, 11/15/35	1,337	1,143,264
Series 3342, Class KO, 0.00%, 7/15/37	431	385,299
Series 3476, Class PO, 0.00%, 7/15/38	726	628,110
Series 3862, Class PO, 0.00%, 5/15/41	1,383	1,177,325
		$316,468,422
Federal National Mortgage Association:
Series G93-17, Class FA, 2.897%, (1 mo. USD LIBOR + 1.00%), 4/25/23(3)	$43	$43,725
Series G93-36, Class ZQ, 6.50%, 12/25/23	210	223,281
Series G97-4, Class FA, 2.696%, (1 mo. USD LIBOR + 0.80%), 6/17/27(3)	230	233,078
Series 1993-203, Class PL, 6.50%, 10/25/23	201	213,687
Series 1994-14, Class F, 2.416%, (COF + 1.60%), 10/25/23(3)	201	203,801
Series 2001-4, Class GA, 9.232%, 4/17/25(7)	13	14,204
Series 2009-48, Class WA, 5.83%, 7/25/39(7)	724	773,400
Series 2009-62, Class WA, 5.576%, 8/25/39(7)	1,145	1,217,737
Series 2010-112, Class DZ, 4.00%, 10/25/40	1,199	1,201,268
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(4)	445	477,039
Series 2012-14, Class MH, 2.00%, 12/25/40	407	396,300
Series 2012-35, Class GE, 3.00%, 5/25/40	5,773	5,747,569
Series 2012-134, Class ZT, 2.00%, 12/25/42	2,895	2,320,926
Series 2013-19, Class HF, 2.897%, (1 mo. USD LIBOR + 1.00%), 3/25/43(3)	2,635	2,641,799
Series 2013-52, Class GA, 1.00%, 6/25/43	3,907	3,690,420
Series 2013-52, Class MD, 1.25%, 6/25/43	3,257	2,917,347
Series 2013-67, Class NF, 2.897%, (1 mo. USD LIBOR + 1.00%), 7/25/43(3)	1,856	1,859,460
Series 2013-119, Class PD, 2.50%, 1/25/43	461	450,784
Series 2014-1, Class HF, 3.387%, (1 mo. USD LIBOR + 1.50%), 6/25/43(3)	2,000	2,019,830
Series 2014-5, Class LB, 2.50%, 7/25/43	1,442	1,409,822

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 2014-35, Class CF, 2.247%, (1 mo. USD LIBOR + 0.35%), 6/25/44(3)	$8,367	$8,384,624
Series 2015-4, Class BF, 2.297%, (1 mo. USD LIBOR + 0.40%), 2/25/45(3)	14,841	14,933,359
Series 2015-74, Class SL, 1.235%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(4)	1,883	1,062,439
Series 2016-20, Class ZA, 2.50%, 12/25/41	2,028	1,767,537
Series 2016-22, Class ZE, 3.00%, 6/25/44	3,468	3,021,939
Series 2016-49, Class VF, 2.887%, (1 mo. USD LIBOR + 1.00%), 8/25/46(3)	2,484	2,498,891
Series 2016-55, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 8/25/46(3)	2,521	2,548,940
Series 2016-89, Class ZH, 3.00%, 12/25/46	1,018	949,914
Series 2017-1, Class LF, 2.887%, (1 mo. USD LIBOR + 1.00%), 2/25/47(3)	123	123,645
Series 2017-13, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 2/25/47(3)	1,382	1,403,443
Series 2017-15, Class LE, 3.00%, 6/25/46	4,308	4,233,610
Series 2017-20, Class KB, 3.00%, 4/25/47	4,398	4,192,863
Series 2017-39, Class JZ, 3.00%, 5/25/47	1,318	1,222,336
Series 2017-49, Class PF, 2.887%, (1 mo. USD LIBOR + 1.00%), 7/25/47(3)	2,488	2,494,922
Series 2017-50, Class CZ, 3.00%, 7/25/53	3,814	3,701,280
Series 2017-56, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 7/25/47(3)	7,029	7,115,025
Series 2017-60, Class NF, 2.887%, (1 mo. USD LIBOR + 1.00%), 8/25/47(3)	3,813	3,845,169
Series 2017-66, Class ZJ, 3.00%, 9/25/57	3,655	3,216,474
Series 2017-76, Class Z, 3.00%, 10/25/57	4,148	3,769,463
Series 2017-96, Class FM, 2.887%, (1 mo. USD LIBOR + 1.00%), 12/25/57(3)	4,021	4,030,210
Series 2017-96, Class Z, 3.00%, 12/25/57	1,563	1,442,360
Series 2017-99, Class FY, 2.887%, (1 mo. USD LIBOR + 1.00%), 12/25/47(3)	7,793	7,829,460
Series 2017-105, Class BF, 2.787%, (1 mo. USD LIBOR + 0.90%), 1/25/48(3)	4,165	4,189,211
Series 2017-106, Class HF, 2.887%, (1 mo. USD LIBOR + 1.00%), 1/25/48(3)	4,763	4,783,732
Series 2017-109, Class LF, 2.837%, (1 mo. USD LIBOR + 0.95%), 1/25/48(3)	1,454	1,455,928
Series 2018-11, Class CF, 2.897%, (1 mo. USD LIBOR + 1.00%), 2/25/48(3)	5,871	5,877,856
Series 2018-13, Class KF, 2.887%, (1 mo. USD LIBOR + 1.00%), 3/25/48(3)	5,848	5,851,818
Series 2018-14, Class TF, 2.887%, (1 mo. USD LIBOR + 1.00%), 3/25/48(3)	9,457	9,485,121
Interest Only:(5)
Series 296, Class 2, 8.00%, 4/25/24	552	72,908

16	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 402, Class 2, 4.00%, 5/25/39	$6,970	$1,373,135
Series 424, Class C8, 3.50%, 2/25/48	19,928	4,536,632
Series 2004-60, Class SW, 5.153%, (7.05% - 1 mo. USD LIBOR), 4/25/34(4)	3,549	479,305
Series 2005-68, Class XI, 6.00%, 8/25/35	3,019	854,587
Series 2006-65, Class PS, 5.323%, (7.22% - 1 mo. USD LIBOR), 7/25/36(4)	2,038	358,890
Series 2007-99, Class SD, 4.503%, (6.40% - 1 mo. USD LIBOR), 10/25/37(4)	3,244	469,897
Series 2007-102, Class ST, 4.543%, (6.44% - 1 mo. USD LIBOR), 11/25/37(4)	1,648	240,953
Series 2010-135, Class SD, 4.103%, (6.00% - 1 mo. USD LIBOR), 6/25/39(4)	2,659	173,226
Series 2011-13, Class AI, 4.50%, 7/25/21	862	29,662
Series 2011-59, Class IW, 6.00%, 7/25/41	2,287	555,825
Series 2011-82, Class AI, 5.50%, 8/25/26	1,219	54,988
Series 2011-101, Class IC, 3.50%, 10/25/26	6,581	585,462
Series 2012-73, Class MS, 4.153%, (6.05% - 1 mo. USD LIBOR), 5/25/39(4)	3,221	240,763
Series 2012-86, Class CS, 4.203%, (6.10% - 1 mo. USD LIBOR), 4/25/39(4)	2,654	210,070
Series 2012-94, Class SL, 4.803%, (6.70% - 1 mo. USD LIBOR), 5/25/38(4)	8,200	1,009,544
Series 2012-103, Class GS, 4.203%, (6.10% - 1 mo. USD LIBOR), 2/25/40(4)	6,670	527,892
Series 2012-112, Class SB, 4.253%, (6.15% - 1 mo. USD LIBOR), 9/25/40(4)	7,533	1,066,535
Series 2012-147, Class SA, 4.203%, (6.10% - 1 mo. USD LIBOR), 1/25/43(4)	2,870	496,609
Series 2013-127, Class BI, 3.50%, 5/25/39	3,528	314,540
Series 2013-127, Class LI, 3.50%, 5/25/39	3,508	312,755
Series 2014-41, Class SA, 4.153%, (6.05% - 1 mo. USD LIBOR), 7/25/44(4)	4,500	956,425
Series 2014-55, Class IL, 3.50%, 9/25/44	4,302	751,486
Series 2014-55, Class IN, 3.50%, 7/25/44	3,789	642,045
Series 2014-89, Class IO, 3.50%, 1/25/45	5,878	1,104,594
Series 2015-22, Class GI, 3.50%, 4/25/45	3,206	540,485
Series 2015-31, Class SG, 4.203%, (6.10% - 1 mo. USD LIBOR), 5/25/45(4)	4,891	983,691
Series 2015-36, Class IL, 3.00%, 6/25/45	4,753	757,114
Series 2015-61, Class QI, 3.50%, 5/25/43	5,999	946,087
Series 2016-1, Class SJ, 4.253%, (6.15% - 1 mo. USD LIBOR), 2/25/46(4)	6,954	1,222,993
Series 2016-61, Class DI, 3.00%, 4/25/46	5,198	672,599
Series 2018-21, Class IO, 3.00%, 4/25/48	25,488	5,110,392
Principal Only:(6)
Series 379, Class 1, 0.00%, 5/25/37	3,421	2,974,667
Series 380, Class 1, 0.00%, 7/25/37	750	645,541

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 2007-17, Class PO, 0.00%, 3/25/37	$577	$499,853
Series 2009-82, Class PO, 0.00%, 10/25/39	1,404	1,203,436
Series 2012-5, Class PO, 0.00%, 12/25/39	996	866,041
Series 2012-61, Class PO, 0.00%, 8/25/37	4,000	3,422,300
Series 2014-17, Class PO, 0.00%, 4/25/44	3,282	2,593,133
		$183,344,106
Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$1,022	$844,771
Series 2012-77, Class MT, 2.287%, (1 mo. USD LIBOR + 0.39%), 5/16/41(3)	1,098	1,064,587
Series 2015-62, Class PQ, 3.00%, 5/20/45	1,616	1,567,284
Series 2015-144, Class KB, 3.00%, 8/20/44	504	461,984
Series 2016-129, Class ZC, 2.00%, 6/20/45	1,437	1,314,711
Series 2017-5, Class ZA, 2.50%, 1/20/47	2,247	2,134,323
Series 2017-82, Class PZ, 2.50%, 4/20/43	65	65,145
Series 2017-95, Class EM, 2.50%, 5/20/40	192	172,026
Series 2017-115, Class ZA, 3.00%, 7/20/47	3,188	2,975,522
Series 2017-121, Class DF, 2.397%, (1 mo. USD LIBOR + 0.50%), 8/20/47(3)	19,688	19,699,204
Series 2017-137, Class AF, 2.397%, (1 mo. USD LIBOR + 0.50%), 9/20/47(3)	9,805	9,767,918
Series 2017-147, Class HF, 2.897%, (1 mo. USD LIBOR + 1.00%), 9/20/47(3)	12,038	12,041,978
Series 2017-176, Class DF, 2.883%, (1 mo. USD LIBOR + 1.00%), 11/20/47(3)	6,803	6,835,015
Series 2017-186, Class WF, 2.883%, (1 mo. USD LIBOR + 1.00%), 11/20/47(3)	8,349	8,341,918
Series 2018-63, Class CF, 2.883%, (1 mo. USD LIBOR + 1.00%), 4/20/48(3)	6,656	6,652,112
Interest Only:(5)
Series 2011-48, Class SD, 4.773%, (6.67% - 1 mo. USD LIBOR), 10/20/36(4)	1,959	94,760
Series 2014-98, Class IM, 0.954%, 1/20/43(7)	24,198	722,398
Series 2015-116, Class AS, 3.803%, (5.70% - 1 mo. USD LIBOR), 8/20/45(4)	2,905	301,696
Series 2015-151, Class KI, 0.485%, 11/20/42(7)	33,739	788,030
Series 2017-104, Class SD, 4.303%, (6.20% - 1 mo. USD LIBOR), 7/20/47(4)	8,854	1,558,513
Series 2017-121, Class DS, 2.603%, (4.50% - 1 mo. USD LIBOR), 8/20/47(4)	16,017	1,009,363
Principal Only:(6)
Series 2009-117, Class PO, 0.00%, 12/16/39	2,290	1,894,473
Series 2010-88, Class OA, 0.00%, 7/20/40	1,743	1,427,169
Series 2015-24, Class KO, 0.00%, 6/20/35	2,368	2,072,929
		$83,807,829

Total Collateralized Mortgage Obligations (identified cost $592,221,677)		$583,620,357

17	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Small Business Administration Loans (Interest Only)(8) — 4.0%
Description	Principal Amount (000’s omitted)	Value
1.909%, 7/15/42	$5,610	$479,795
2.159%, 9/15/41 to 8/15/42	8,304	772,809
2.222%, 11/1/32 to 5/16/43(9)	164,934	11,767,576
2.400%, 2/21/33 to 4/1/43(9)	38,932	3,979,754
2.409%, 6/15/42 to 7/15/42	12,880	1,377,160
2.482%, 9/15/41	2,671	268,272
2.659%, 6/15/42 to 7/15/42	8,771	1,025,384
2.887%, 3/21/23 to 12/13/42(9)	63,442	5,707,346
3.150%, 1/21/24 to 7/28/42(9)	33,258	2,887,396
3.451%, 3/10/26 to 3/23/42(9)	1,278	159,559

Total Small Business Administration Loans (Interest Only) (identified cost $27,447,778)		$28,425,051

Short-Term Investments — 0.0%(10)
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.95%(11)	109,346	$109,336

Total Short-Term Investments (identified cost $109,336)		$109,336

Total Investments — 99.2% (identified cost $720,147,367)		$712,774,528

Other Assets, Less Liabilities — 0.8%		$6,048,211

Net Assets — 100.0%		$718,822,739

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at April 30, 2018.

(2)	Principal amount is less than $500.

(3)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2018.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2018.

(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2018.

(8)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(9)	The stated interest rate represents the weighted average fixed interest rate at April 30, 2018 of all interest only securities comprising the certificate.

(10)	Amount is less than 0.05%.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2018.

Futures Contracts

Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
CME 90-Day Eurodollar	1,901	Long	Dec-18	$462,679,638	$(1,442,487)
CME 90-Day Eurodollar	1,901	Short	Dec-19	(461,135,075)	1,737,450
CME 90-Day Eurodollar	600	Short	Jun-20	(145,500,000)	118,215
U.S. 5-Year Treasury Note	336	Short	Jun-18	(38,138,625)	99,750
U.S. 10-Year Treasury Note	468	Short	Jun-18	(55,984,500)	87,750

					$600,678

18	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Abbreviations:

CME	–	Chicago Mercantile Exchange
CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

19	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2018
Unaffiliated investments, at value (identified cost, $720,038,031)	$712,665,192
Affiliated investment, at value (identified cost, $109,336)	109,336
Deposits for derivatives collateral — financial futures contracts	2,230,084
Interest receivable	3,935,179
Dividends receivable from affiliated investment	8,603
Receivable for investments sold	447,768
Total assets	$719,396,162

Liabilities
Payable for variation margin on open financial futures contracts	$141,876
Payable to affiliate:
Investment adviser fee	286,977
Accrued expenses	144,570
Total liabilities	$573,423
Net Assets applicable to investors’ interest in Portfolio	$718,822,739

Sources of Net Assets
Investors’ capital	$725,594,900
Net unrealized depreciation	(6,772,161)
Total	$718,822,739

20	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2018
Interest	$9,774,987
Dividends from affiliated investment	133,761
Total investment income	$9,908,748

Expenses
Investment adviser fee	$1,522,544
Trustees’ fees and expenses	10,224
Custodian fee	126,744
Legal and accounting services	25,388
Interest expense	47,749
Miscellaneous	6,239
Total expenses	$1,738,888

Net investment income	$8,169,860

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(490,580)
Investment transactions — affiliated investment	(4,942)
Written options	87,500
Financial futures contracts	6,231,636
Net realized gain	$5,823,614
Change in unrealized appreciation (depreciation) —
Investments	$(4,969,635)
Financial futures contracts	(744,794)
Net change in unrealized appreciation (depreciation)	$(5,714,429)

Net realized and unrealized gain	$109,185

Net increase in net assets from operations	$8,279,045

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
From operations —
Net investment income	$8,169,860	$11,551,017
Net realized gain (loss)	5,823,614	(6,986,216)
Net change in unrealized appreciation (depreciation)	(5,714,429)	5,654,206
Net increase in net assets from operations	$8,279,045	$10,219,007
Capital transactions —
Contributions	$196,912,809	$228,040,897
Withdrawals	(48,722,860)	(79,775,378)
Net increase in net assets from capital transactions	$148,189,949	$148,265,519

Net increase in net assets	$156,468,994	$158,484,526

Net Assets
At beginning of period	$562,353,745	$403,869,219
At end of period	$718,822,739	$562,353,745

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Financial Highlights

	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57	%(2)(3)	0.55%	0.56%	0.56%	0.57%	0.57%
Net investment income	2.68	%(2)	2.45%	2.44%	2.40%	2.37%	2.28%
Portfolio Turnover	29	%(4)	46%	94%	30%	18%	12%

Total Return	1.31	%(4)	2.28%	0.83%	1.66%	3.14%	(1.29)%

Net assets, end of period (000’s omitted)	$718,823		$562,354	$403,869	$411,827	$243,930	$268,742

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Annualized.

(3)	Includes interest expense of 0.02% for the six months ended April 30, 2018.

(4)	Not annualized.

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2018, Eaton Vance Short Duration Government Income Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

24

Short-Term U.S. Government Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited) — continued

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

K  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a

25

Short-Term U.S. Government Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited) — continued

rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2018 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. For the six months ended April 30, 2018, the Portfolio’s investment adviser fee amounted to $1,522,544. Pursuant to the investment advisory agreement and subsequent fee reduction agreement effective May 1, 2018 between the Portfolio and BMR, the fee is computed at an annual rate of 0.500% of the Portfolio’s average daily net assets up to $1 billion, 0.475% from $1 billion up to $2.5 billion, 0.455% from $2.5 billion up to $5 billion and 0.440% of average daily net assets of $5 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities and paydowns, aggregated $364,362,267 and $180,659,145, respectively, for the six months ended April 30, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$722,275,480

Gross unrealized appreciation	$10,682,755
Gross unrealized depreciation	(19,583,029)

Net unrealized depreciation	$(8,900,274)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, interest rate swaps and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2018 is included in the Portfolio of Investments. At April 30, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts, options on futures and during the year ended October 31, 2017, entered into interest rate swaps to enhance total return, to change the overall duration of the Portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

26

Short-Term U.S. Government Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited) — continued

The Portfolio enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2018, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at April 30, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$2,043,165	(1)	$(1,442,487	)(1)

Total	$2,043,165		$(1,442,487)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended April 30, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(332,781)	$164,344
Written options	$87,500	$—
Futures contracts	$6,231,636	$(744,794)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options and Financial futures contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Financial futures contracts, respectively.

27

Short-Term U.S. Government Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited) — continued

The average notional cost of futures contracts outstanding during the six months ended April 30, 2018, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$300,042,000	$583,636,000

The average number of purchased options contracts outstanding during the six months ended April 30, 2018, which is indicative of the volume of this derivative type, was 20 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average annual interest rate (excluding fees) for the six months ended April 30, 2018 were $3,615,470 and 2.66%, respectively.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$100,619,784	$—	$100,619,784
Collateralized Mortgage Obligations	—	583,620,357	—	583,620,357
Small Business Administration Loans (Interest Only)	—	28,425,051	—	28,425,051
Short-Term Investments	—	109,336	—	109,336

Total Investments	$—	$712,774,528	$—	$712,774,528

Futures Contracts	$2,043,165	$—	$—	$2,043,165

Total	$2,043,165	$712,774,528	$—	$714,817,693

Liability Description

Futures Contracts	$(1,442,487)	$—	$—	$(1,442,487)

Total	$(1,442,487)	$—	$—	$(1,442,487)

At April 30, 2018, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

28

Short-Term U.S. Government Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited) — continued

8  Proposed Termination of Portfolio

In February 2018, the Portfolio’s Trustees approved the termination of the Portfolio. The Portfolio expects to make a pro rata distribution of net assets to each interestholder on or about July 20, 2018.

29

Eaton Vance

Short Duration Government Income Fund

April 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by either Eaton Vance Management or its affiliate, Boston Management and Research (together, “Eaton Vance”), held on February 7 and 8, 2018 (the “February Meeting”), the Board, including a majority of the Independent Trustees, voted to approve a restructuring (the “Restructuring”) pursuant to which Eaton Vance Short Duration Government Income Fund (the “Fund”) would withdraw its assets in kind from the Short-Term U.S. Government Portfolio (the “Master Portfolio”) and terminate the Master Portfolio. The Board noted that the Fund is a feeder fund in a master/feeder structure and invests substantially all of its assets in the Master Portfolio, which has the same investment objective and investment strategies as those of the Fund.

At a meeting of the Board held on April 24 and 25, 2018 (the “April Meeting” and, together with the February Meeting, the “Meetings”), the Board, including a majority of the Independent Trustees, voted to approve a new investment advisory agreement for the Fund with Boston Management and Research (the “Adviser”) (the “Fund Agreement”) in connection with the Restructuring.

Prior to voting its approval of the Fund Agreement, the Board received information from Eaton Vance that the Board considered reasonably necessary to evaluate the terms of the Fund Agreement. The Board considered information furnished by Eaton Vance for the Meetings relating specifically to the Fund, as well as information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Eaton Vance Funds, which culminated at the April Meeting (the “2018 Approval Process”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2018 Approval Process relating to the Board’s approval of the Master Portfolio’s investment advisory agreement (the “Master Portfolio Agreement”), including a form of fee reduction agreement to implement a breakpoint schedule (the “Fee Reduction Agreement”) between the Master Portfolio and the Adviser, effective May 1, 2018, as well as an identical Fee Reduction Agreement between the Fund and the Adviser.

With respect to the approval of the Fund Agreement, the Board specifically noted that the terms of the Fund Agreement are substantially identical to the terms of the Master Portfolio Agreement, including the fee rates payable under the Fund Agreement, after giving effect to the Fee Reduction Agreement, which are the same as the fee rates payable under the Master Portfolio Agreement, after giving effect to the Fee Reduction Agreement.

Information considered by the Board relating to the Fund Agreement included, among other things, the following:

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees payable by the Master Portfolio with the fees payable by comparable funds identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing the total expense ratio and its components of the Master Portfolio with those of comparable funds;

•	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds over various time periods;

•	Data comparing the investment performance of the Fund with the performance of benchmark indices over various time periods;

•

Comparative information concerning the fees charged and the services provided by Eaton Vance in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Master Portfolio;

•	Profitability analyses for Eaton Vance;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Fund, including the Fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by Eaton Vance as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

30

Eaton Vance

Short Duration Government Income Fund

April 30, 2018

Board of Trustees’ Contract Approval — continued

Information about Eaton Vance

•	Reports detailing the financial results and condition of Eaton Vance;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;

•	The Code of Ethics of Eaton Vance, together with information relating to compliance with and the administration;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by Eaton Vance (including descriptions of various compliance programs);

•	Descriptions of the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and its affiliates; and

•	The terms of the Fund Agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the proposed Agreement are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the Fund Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Fund Agreement, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Master Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in investment grade and other income securities, including in investing in securities issued, backed or otherwise guaranteed by the U.S. government. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, will be appropriate and consistent with the terms of the Fund Agreement.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2018 Approval Process with respect to the Master Portfolio, the Board had concluded that (i) the performance of the Master Portfolio was satisfactory, (ii) the management fees were reasonable, (iii) the profits being realized by the Adviser and its affiliates were reasonable and (iv) the Master Portfolio shared in any benefits from economies of scale and the structure of the advisory fee, which, pursuant to the Fee Reduction Agreement, includes breakpoints at several asset levels, will allow the Master Portfolio to continue to benefit from any economies of scale. The Board concluded that the appointment of the Adviser as the investment adviser of the Fund is not expected to adversely affect the performance of the Fund, the reasonableness of the management fees payable to the Adviser by the Fund, the profits to be realized by the Adviser and its affiliates in managing the Fund or the extent to which the Fund can be expected to benefit from economies of scale in the future.

31

Short-Term U.S. Government Portfolio

April 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018 (the “Meeting”), the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

32

Short-Term U.S. Government Portfolio

April 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Short-Term U.S. Government Portfolio (the “Portfolio”), an investment option for other Eaton Vance Funds seeking to participate in performance of the asset classes in which the Portfolio invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in investment grade and other income securities, including in investing in securities issued, backed or otherwise guaranteed by the U.S. government. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Portfolio.

The Board noted that at its meeting held on February 7 and 8, 2018, the Board, including a majority of the Independent Trustees, voted to approve a restructuring (the “Restructuring”) pursuant to which Eaton Vance Short Duration Government Income Fund, a feeder fund in a master/feeder structure that

33

Short-Term U.S. Government Portfolio

April 30, 2018

Board of Trustees’ Contract Approval — continued

invests substantially all of its assets in the Portfolio and which has the same investment objective and investment strategies as those of the Portfolio (the “Fund”), would withdraw its assets in-kind from the Portfolio and the Portfolio would terminate. At the Meeting, the Board, including a majority of the Independent Trustees, voted to approve a new investment advisory agreement for the Fund with the Adviser (the “Fund Agreement”) in connection with the Restructuring. The Board considered that upon the Fund’s withdrawal of its assets from the Portfolio, which was expected to occur prior to the fiscal year end of the Portfolio, the Adviser would invest assets of the Fund directly in securities and other instruments pursuant to the Fund Agreement.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

The Board compared the Portfolio’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for the Portfolio. In this regard, the Board noted that the performance of the Portfolio was higher than the median performance of the Portfolio’s peer group for the three-year period. The Board also noted that the performance of the Portfolio was higher than its primary benchmark index for the three-year period. The Board concluded that the performance of the Portfolio was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Portfolio’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Portfolio expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Portfolio currently shares in any benefits from economies of scale. The Board also concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

34

Eaton Vance

Short Duration Government Income Fund

April 30, 2018

Officers and Trustees

Officers of Eaton Vance Short Duration Government Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Short-Term U.S. Government Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Short Duration Government Income Fund and Short-Term U.S. Government Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Scott E. Wennerholm

*	Interested Trustee

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7730    4.30.18

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Short-Term U.S. Government Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 21, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 21, 2018